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                                                                    EXHIBIT 10.1



                            RAINING DATA CORPORATION
                         AMENDED 1999 STOCK OPTION PLAN


        1. Purpose. This Raining Data Corporation f/k/a Omnis Technology Corporation 1999 Stock Option Plan (the "Plan") is established to create additional incentives for certain valued employees, directors, consultants and advisors of Raining Data Corporation, a Delaware corporation (the "Company") or any parent or subsidiary thereof and to promote the financial success and progress of the Company and the Corporate Group. It is intended that (i) options which qualify as incentive stock options ("Incentive Options") under Section 422 of the Internal Revenue Code of 1986 as amended or superseded, and (ii) options which are nonincentive stock options ("Nonincentive Options") may be granted under this Plan.

        2. Effective Date and Term of the Plan.

                a. This Plan shall become effective on the date of its adoption by the Board of Directors of the Company (the "Board"), provided the Plan is approved by the shareholders of the Company within twelve months before or after that date. If the Plan is not so approved by the shareholders of the Company, all options granted under this Plan shall be rescinded and shall be void.

                b. This Plan shall terminate upon the earlier of (i) ten (10) years from the date the Plan is adopted by the Board or approved by the shareholders, whichever is earlier, or (ii) the date on which all shares available for issuance under this Plan shall have been issued pursuant to the exercise of options granted hereunder, or (iii) by action of the Board pursuant to Section 14 hereof. All options outstanding on the date of termination of this Plan shall continue in force and effect in accordance with the provisions of the agreements evidencing such options, and shall continue to include by reference all of the relevant provisions of this Plan notwithstanding such termination.

        3. Certain Definitions. Unless the context otherwise requires, the following defined terms (and all other capitalized terms defined in this Plan) shall govern the construction of this Plan, and any stock option agreements entered into pursuant to this Plan:

                a. "Code" means the Internal Revenue Code of 1986 as amended or superseded.

                b. "Common stock" shall mean the Common Stock of the Company, $0.10 par value.

                c. "Corporate Group" means the Company and any successor thereof, any and all parent corporations of the Company, and any and all subsidiary corporations of the Company as of the relevant date of determination. For purposes of this Plan, "parent" or "parent corporation" and "subsidiary" or "subsidiary corporation" shall have the same meanings as defined in Sections 424(e) and 424(f) of the Code.

                d. "Permanent and total disability" shall have the same meaning as defined in Section 22(e)(3) of the Code.

                e. "Exchange Act" means the Securities Exchange Act of 1934 as amended or superseded.


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                f. Except as otherwise expressly provided herein, "fair market value" means:

                        (i) If the common stock of the Company is then listed on
                a Public Market (as hereinafter defined), then the "fair market value" of the shares of such common stock of the Company shall be the closing price of such stock on the principal exchange or securities market on which such stock is then listed or admitted to trading on the relevant date, as reported by the Wall Street Journal or such other source as the Board deems reliable. If there are no reported sales of such stock of the Company on such principal exchange or securities market on said date, then the closing price for such stock on such exchange or market on the next preceding trading day for which quotations do exist shall be determinative of fair market value, as reported by the Wall Street Journal or such other source as the Board deems reliable.

                        (ii) If the common stock of the Company is quoted on the
                NASDAQ System (but not on the National Market System or Small Cap System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, then the "fair market value" of the shares of such common stock of the Company shall be the mean of the closing bid and asked prices for such stock on the last trading day immediately prior to the relevant date, as reported by the Wall Street Journal or such other source as the Board deems reliable; provided however that the Board may use other good faith methods to determine "fair market value" of the common stock in the event that the Board determines that such selling prices or bid and asked prices are not a reliable indicator of fair market value due to low or sporadic volume trading or comparable factors during the relevant period.

                        (iii) In the absence of an established market for the
                Common Stock of the Company, then the "fair market value" of the shares of such common stock of the Company shall be as determined by the Board in good faith as of the relevant date, or pursuant to such other or additional standards as required by applicable law.

                g. "For cause" means (i) conviction of a crime involving moral turpitude or any felony; (ii) the repeated failure to perform or material neglect or incompetence in the performance of the regular duties of the Optionee as an employee of the Company or other member of the Corporate Group; (iii) knowing participation in any fraud or other material act of malfeasance related to the business of the Company or other member of the Corporate Group; or (iv) the imparting, disclosure or use of any confidential information in material violation of any then applicable employment agreement or nondisclosure agreement to which the Company or other member of the Corporate Group is a party; except as otherwise provided by the terms of the relevant Option Agreement. Nothing in this Plan is intended to change the nature of the at-will employment of an Optionee with the Company or other member of the Corporate Group.

                h. "Option" collectively means an Incentive Option or a Nonincentive Option granted to an Optionee hereunder pursuant to an Option Agreement.


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                i. "Option Agreement" means the written agreement between the
        Company and an Optionee granting an Option hereunder.

                j. "Option Price" with respect to any particular Option means the exercise price at which the Optionee may acquire each share of the Option Shares under such Option.

                k. "Option Shares" mean the shares of the common stock of the Company issued or issuable by the Company pursuant to the exercise of an Option granted hereunder; all stock or securities received in replacement of the Option Shares in connection with a recapitalization, reorganization, merger or other transaction subject to Section 5(b) hereof; all stock or other securities received as stock dividends or as a result of any stock splits; and all new, substituted or additional stock or other securities to which an Optionee may be entitled by reason of the exercise of an Option or the ownership of the Option Shares.

                l. "Optionee" means the eligible person to whom an Option is granted hereunder, and any permissible transferee thereof pursuant to
        Section 6(e) of this Plan. Any permissible transferee shall be bound by all of the terms and conditions and obligations of this Plan and the relevant Option Agreement.

                m. "Public Market" means a market where the common stock of the Company is listed on a national securities exchange (as that term is used in the Exchange Act) or a national securities market, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") or the NASDAQ Small Cap Market as then constituted.

                n. "Ten Percent Shareholder" means a person who owns, either directly or indirectly by virtue of the ownership attribution provisions set forth in Section 424(d) of the Code, at the time such person is granted an Option, stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company or of its parent or subsidiary corporation or corporations.

        4. Eligibility. The persons who shall be eligible to be granted Options pursuant to this Plan shall be the employees, officers, directors, consultants and/or advisors of the Company or any parent or subsidiary thereof, as the Board shall select from time to time in its sole discretion.

        5. Shares Subject to Plan.

                a. The stock issuable under this Plan shall be shares of the authorized but unissued or reacquired common stock of the Company. The aggregate number of shares of common stock which may be issued under this Plan shall be Five Million (5,000,000) shares, subject to adjustment as provided in Section 5(b) hereof. In the event that any outstanding Option for any reason expires or is terminated or cancelled in whole or in part, the Option Shares allocable to any unexercised portion of such Option shall be available for subsequent grants hereunder.

                b. In the event the Company shall change the outstanding shares of its common stock into a different number or class of shares by means of any merger, consolidation, recapitalization, reorganization, reclassification, stock split, reverse stock split, stock dividend, combination, exchange or other comparable change in the corporate structure of


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        the Company effected without receipt of consideration, then the Board shall make appropriate adjustments to the number and/or class of Option Shares and the Option Price per share of the stock subject to each outstanding and unexercised Option and with regard to the maximum number and/or class of shares of common stock of the Company issuable under this Plan, in order to prevent the dilution of benefits provided under such Options and this Plan. For these purposes (i) changes occurring on account of the issuance of shares of stock by the Company at any time upon the exercise of any stock options, rights or warrants or upon the conversion of any convertible securities or debt or other issuance of stock by the Company in a private or public offering for consideration shall not require any adjustment in the number or class of shares or the Option Price, and (ii) in the case of Incentive Options, any and all adjustments provided for hereunder shall fully comply with Sections 422 and 424 of the Code.

                c. Neither the grant of an Option nor any other provision hereof shall in any way affect the right of the Company to adjust, reclassify, restructure, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer or otherwise dispose of all or any part of its stock, business or assets at any time.

        6. Grant of Options; Option Agreements. Each Option granted pursuant to this Plan shall be authorized by the action of the Board and shall be evidenced by an Option Agreement between the Company and the person to whom such Option is granted, in the form and substance satisfactory to the Board from time to time and consistent with and pursuant to this Plan. Without limiting the foregoing, each Option Agreement shall be deemed to include and incorporate by reference each and all of the following terms and conditions:

                a. Grant Date. The date stated in the Option Agreement as the grant date of the Option shall be the "Grant Date" of the Option for all purposes hereof. Notwithstanding the foregoing, an Option shall not be effective and legally enforceable hereunder until the completed execution and delivery of the written Option Agreement by the Optionee and a duly authorized officer of the Company.

                b. Term of Option. The Board shall have the power to set the time or times within which each Option shall be exercisable or the event or events upon the occurrence of which all or a portion of each Option shall be exercisable and the term of each Option; provided however that no Option shall be exercisable after the expiration of ten (10) years from the date such Option is granted; or in the case of a Ten Percent Shareholder, after the expiration of five (5) years from the date such Option is granted.

                c. Right to Exercise; Vesting. The right to exercise an Option shall vest at the rate of at least twenty percent (20%) per year over five (5) years from the Grant Date of the Option in all events, subject to reasonable conditions such as the continued employment of the Optionee and specifically subject to Section 6(h) of this Plan. Except as otherwise expressly provided in the relevant Option Agreement and subject to the expiration or earlier termination of the Option, the vesting period of the Option shall be for a period of four (4) years as follows:


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                        (i) The Optionee shall have no right to exercise any
                part of the Option at any time prior to the expiration of the one (1) year from the Grant Date of the Option;

                        (ii) The Option shall become exercisable with respect to
                Twenty-Five Percent (25%) of the Option Shares upon the expiration of one (1) year from the Grant Date of the Option; and

                        (iii) The Option thereafter shall become exercisable
                with respect to an additional Two and Eight Point Thirty Three Hundredths Percent (2.0833%) of the Option Shares for each month following the expiration of one (1) year from the Grant Date of the Option.

                        (iv) Exercisable installments may be exercised by the
                Optionee in whole or in part and to the extent not exercised shall accumulate and be exercisable as provided. The Company shall not be required to issue fractional shares at any time; and any fractional shares remaining in an Option following any exercise thereof shall be rounded down to the next nearest whole number of Shares.

                d. Option Price. The Option Price for each Option shall be as determined in the sole discretion of the Board from time to time; provided however that:

                        (i) The Option Price for Incentive Options shall be not
                less than 100 percent of the fair market value of the Option Shares on the Grant Date of the Option; except that the Option Price for Incentive Options of a Ten Percent Shareholder shall not be less than 110 percent of the fair market value of the Option Shares on the Grant Date of the Option.

                        (ii) The Option Price for Nonincentive Options shall be
                not less than 85 percent of the fair market value of the Option Shares on the Grant Date of the Option; except that the Option Price for Nonincentive Options of a Ten Percent Shareholder shall not be less than 110 percent of the fair market value of the Option Shares on the Grant Date of the Option.

                e. Non-Transferability. No Option shall be transferable or assignable by the Optionee other than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of the Optionee solely by the Optionee; provided however that in the case of Nonincentive Options, the Optionee may transfer all or part of a Nonincentive Option by instrument to an inter vivos or testamentary trust in which such Option is to be passed to beneficiaries upon the death of the Optionee, or by gift to "immediate family" members as that term is defined in 17 C.F.R. Section 240.16a-1(e)(as amended or superseded), provided further that such Option shall remain subject to all of the terms and conditions of this Plan and the relevant Option Agreement, including but not limited to the Option termination provisions hereof. Subject to the foregoing, all transfers or assignments or attempted transfers or assignments of any Option or Option Agreement shall be void ab initio.

                f. Exercise of the Option. Except as otherwise provided in the relevant Option Agreement, in order to exercise an Option with respect to all or any part of the Option


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        Shares for which an Option is then exercisable, Optionee (or the executor, administrator, heir or devisee of Optionee after the death of Optionee) must do the following:

                        (i) Provide the Secretary of the Company with written
                notice of such exercise, specifying the number of Option Shares for which the Option is being exercised;

                        (ii) Pay the Option Price for the Option Shares being
                purchased in one or more of the following forms: (1) full payment in cash or check of the Option Price in United States Dollars for the Option Shares being purchased; (2) full payment in shares of common stock of the Company having a fair market value on the Exercise Date equal to the Option Price for the Option Shares being purchased, and held for such period required for purposes of Section 16(b) of the Exchange Act to the extent applicable; or (3) full payment by a combination of such shares of common stock of the Company valued at fair market value on the Exercise Date and cash or check payable to the order of the Company, equal in the aggregate to the Option Price for the Option Shares being purchased; and

                        (iii) Furnish to the Company appropriate documentation
                that the person or persons exercising the Option, if other than Optionee, have the right to exercise such Option. For these purposes, the "Exercise Date" of the Option shall be the date on which the Secretary of the Company receives written notice of the exercise of such Option, together with full payment of the Option Price for the Option Shares being purchased. In the event the Board determines in its sole discretion that the shares of common stock of the Company cannot be reasonably valued at fair market value as of the Exercise Date, then full payment of the Option Price for the Option Shares shall be made only in cash or check payable to the order of the Company. The certificate or certificates for the Option Shares shall be registered in the name of Optionee, or if applicable, in the name of the estate, heirs or devisees of Optionee.

                g. Rule 16b-3. Options granted to individuals subject to Section 16 of the Exchange Act must comply with the applicable provisions of SEC Rule 16b-3 (as amended or superseded) and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                h. Tax Withholding. At the time an Option is exercised in whole or in part, or at any time thereafter as requested by the Company, the Optionee shall authorize payroll withholding and otherwise shall agree to make adequate payments to the Company for all federal, state and other jurisdiction tax withholding obligations of the Company or any parent or subsidiary thereof which may arise in connection with the Option, if any, including without limitation obligations arising upon
        (i) the grant of such Option, (ii) the exercise of such Option in whole or in part, (iii) the transfer of any Option Shares or other property or consideration of any kind in connection with the exercise of such Option, (iv) the operation of any law or regulations providing for the imputation of interest or any other income or payment, or (v) the lapsing of any restriction with respect to any Option Shares.


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                i. Earlier Termination of Option Term. Except as otherwise expressly provided in the relevant Option Agreement, an Option shall terminate prior to the expiration date of the Option as follows:

                        (i) Termination For Cause. If the Company terminates the
                employment of an Optionee for cause, then the Option shall terminate and cease to be exercisable upon the earlier of (1) the termination of the employment of the Optionee or (2) the expiration date of the Option. No additional right to exercise the Option with respect to any Option Shares shall vest from and after the date the employment of the Optionee is terminated.

                        (ii) Voluntary Termination. If the Optionee voluntarily
                terminates his or her employment with the Company, then the Option shall terminate and cease to be exercisable upon the earlier of (1) the expiration of thirty (30) days from the date the employment of the Optionee is terminated or (2) the expiration date of the Option. No additional right to exercise the Option with respect to any Option Shares shall vest from and after the date the employment of the Optionee is terminated.

                        (iii) Termination Without Cause. If the Company
                terminates the employment of the Optionee without cause (other than in the case of death or permanent and total disability), then the Option shall terminate and cease to be exercisable upon the earlier of (1) the expiration of sixty (60) days from the date the employment of the Optionee is terminated or (2) the expiration date of the Option. No additional right to exercise the Option with respect to any Option Shares shall vest from and after the date the employment of the Optionee is terminated.

                        (iv) Removal of Director For Cause. If an Optionee is
                removed as a director for cause as defined by applicable law, then any Option granted to the Optionee in his or her capacity as a director shall terminate and cease to be exercisable upon the earlier of (1) the termination of the directorship of the Optionee or (2) the expiration date of such Option. No additional right to exercise such Option with respect to any Option Shares shall vest from and after the date the directorship of the Optionee is terminated.

                        (v) Death of Optionee. In the event of the death of
                Optionee during the term of the Option, then the executors or administrators of the estate of the Optionee or the heirs or devisees of the Optionee (as the case may be) shall have the right to exercise the Option to the extent the Optionee was entitled to do so at the time of his or her death; provided however that the Option shall terminate and cease to be exercisable upon the earlier of (1) the expiration of one (1) year from the date of the death of the Optionee or (2) the expiration date of the Option. No additional right to exercise the Option with respect to any Option Shares shall vest from and after the date of the death of the Optionee.

                        (vi) Disability of Optionee. In the event of the
                permanent and total disability of Optionee during the term of the Option, then Optionee shall have the right to exercise the Option to the extent Optionee was entitled to do so at the time

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                of the termination of his or her employment or directorship or engagement with the Company by reason of such disability; provided however that the Option shall terminate and cease to be exercisable upon the earlier of (1) the expiration of one (1) year from the date of such termination of employment or directorship or engagement or (2) the expiration date of the Option. No additional right to exercise the Option with respect to any Option Shares shall vest from and after the date of the termination of the employment or directorship or engagement of the Optionee.

                        (vii) Employment by Corporate Group. For purposes of
                this Section, if during the term of the Option the Optionee transfers as an employee from the Company to another member of the Corporate Group, the employment of the Optionee shall not be deemed to have terminated or ceased hereunder and all references to the Company herein shall be deemed to include such member of the Corporate Group. For purposes hereof the employment of the Optionee shall be deemed to have terminated either upon actual termination of employment or upon the employer of Optionee ceasing to be a member of the Corporate Group, unless said employer or its successor assumes the Option pursuant to the terms hereof.

                j. Common Stock Voting Rights. This Plan and any Option Agreement hereunder shall be in full compliance with Section 260.140.1 of the Rules of the California Commissioner of Corporations (as amended or superseded) regarding the voting rights of common stock.

                k. Other Provisions. An Option Agreement may contain such other terms, provisions and conditions, including but not limited to provisions accelerating the right to exercise an Option, special forfeiture conditions, rights of repurchase, rights of first refusal and restrictions on transfer of Option Shares issued hereunder, not inconsistent with the provisions of this Plan or applicable law, as may be determined by the Board in its sole discretion.

        7. Restrictions on Grant or Stock Issuance.

                a. The grant of Options and the issuance of Option Shares shall be conditioned upon and subject to compliance with all of the applicable requirements of federal and state laws with respect to such securities on the relevant dates of determination; and to the entering into of such covenants, representations and warranties by the Optionee as required under applicable laws in the judgment of the Company or its counsel in its sole discretion with respect to the grant of the Option and the issuance of the Option Shares thereunder. Without limiting the foregoing, the Company has no obligation to file a registration statement under the Securities Act of 1933 or under any similar act or law for the registration or qualification of any Option or any of the Option Shares or to otherwise assist any Optionee in complying with any exemption from registration.

                b. The certificate or certificates representing the Option Shares acquired by exercise of the Option shall bear such legends as determined by the Company in its sole and absolute discretion, including without limitation any applicable federal or state securities law or corporate law restrictions and legends. In order to ensure compliance with the restrictions set forth in this Plan and the Option Agreement, the Company also


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        may issue appropriate stop-transfer instructions to its transfer agent, if any, and if the Company transfers its own securities, the Company may make appropriate notations to the same effect in its own records.

        8. No Rights as a Shareholder. No person shall have any rights as a shareholder with respect to any of the Option Shares subject to an Option until the date of the issuance of a stock certificate(s) for the Option Shares for which the Option has been exercised. No adjustments shall be made for dividends or distributions or other rights for which the record date is prior to the date such stock certificate(s) are issued, except as provided in Section 5(b) of this Plan.

        9. No Rights in Other Capacities. Nothing in this Plan or in any Option Agreement shall confer upon any Optionee any right to continue as an employee or director or consultant or advisor of the Company (or any other member of the Corporate Group) or interfere in any manner with any right of the Company (or any other member of the Corporate Group or other relevant entity) to terminate the employment or directorship or engagement of an Optionee at any time. No Optionee shall have any authority to act on behalf of the Company in any capacity with respect to his or her own participation in this Plan or with respect to his or her own Option Agreement or Option granted hereunder.

        10. Use of Proceeds. The proceeds received by the Company from the payment of the Option Price pursuant to exercise of an Option shall be used for such corporate purposes as determined by the Board in its discretion.

        11. Lock-Up Restrictions. In connection with any underwritten public offering of stock or other securities made by the Company pursuant to an effective registration statement filed under applicable federal securities acts, the Optionee shall fully comply with and cooperate with the Company and any managing underwriter in connection with any stock "lock-up" or "standstill" agreements or similar restrictions on the offer or sale or contract to sell or other transfer or assignment or pledge or loan or other encumbrance of the shares of the common stock of the Company (including without limitation any of the Option Shares) generally applicable to similarly situated shareholders or optionholders of the Company.

        12. Mandatory Notice of Disposition. The Optionee shall transfer or dispose of any of the Option Shares only in compliance with the provisions of this Plan and the Option Agreement. Without limiting the other provisions of this Plan or the Option Agreement, in the event the Optionee disposes of any of the Option Shares within two (2) years of the Grant Date of the Option or within one (1) year after the transfer of the Option Shares to the Optionee in connection with an exercise of the Option, whether such disposition is made by sale, exchange, gift or otherwise, then the Optionee shall notify the Chief Financial Officer of the Company of such disposition in writing within thirty
(30) days from the date of such disposition. Said written notice shall state the date of such disposition, and the type and amount of the consideration received for such Option Share or Option Shares by the Optionee in connection therewith. In the event of any such disposition, the Company shall have the right to withhold from the Optionee or to require the Optionee to immediately pay to the Company the aggregate amount of taxes, if any, which the Company is required to withhold under federal or state or other applicable law as a result of the granting or exercise of the subject Option or the disposition of the subject Option Shares.


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        13. Modification, Extension and Renewal of Options. Subject to the terms and conditions and within the limitations of this Plan, the Board may modify, extend or renew outstanding Options granted under this Plan, or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, no modification of any Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted under this Plan.

        14. Termination or Amendment of Plan.

                a. The Board may at any time terminate or amend this Plan prior to the expiration of this Plan, provided however that without the approval of the shareholders of the Company there shall be: (i) no increase in the total number of shares of stock which may be issued under this Plan (except by operation of the provisions of Section 5(b) hereof), and (ii) no change in the classes of persons eligible to be granted Options.

                b. No amendment of this Plan may adversely affect any then outstanding Option or any unexercised portion thereof without the consent of the Optionee; provided however that subject to Section 14(a) hereof the Board expressly reserves the right to amend the terms and provisions of this Plan and of any outstanding Options under this Plan to the extent necessary to qualify such Options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded employee stock options under amendments to the Code or other statutes or regulations which become effective after the effective date of this Plan.

        15. Financial Statements. Subsequent to the Effective Date of the Plan, the Optionees shall receive financial statements from the Company on at least an annual basis to the extent required by the then applicable Rules of the Commissioner of Corporations for the State of California or as otherwise required by law.

        16. Notices. All notices, requests, demands and other communications required or permitted to be given pursuant to this Plan or any Option Agreement (collectively "notices") shall be in writing and shall be delivered (i) by personal delivery, (ii) by nationally recognized overnight air courier service or (iii) by deposit in the United States Mail, postage prepaid, registered or certified mail, return receipt requested. A notice shall be deemed to have been given on the date delivered, if delivered personally or by overnight air courier service; or five (5) days after mailing if mailed. All notices shall be addressed if to the Company at its principal place of business in the State of California, United States of America, to the attention of the Secretary or Chief Financial Officer of the Company; and if to the Optionee or his or her representative at the last address of Optionee shown on the records of the Company. Either party may by written notice to the other party specify a different address to which notices shall be given, by sending notice thereof to the other party in the foregoing manner.

        17. Administration. This Plan shall be administered by the Board or by a duly appointed committee of the Board having such powers as shall be specified by the Board; and further subject to Section 16(b) of the Exchange Act and SEC Rule 16b-3 (as amended or superseded) with respect to any Option granted to an individual subject to such rules. Any references in this Plan to the Board shall also be deemed to refer to such committee of the Board if appointed for such purposes with the relevant powers. The Board may also at any time terminate the functions of such committee and reassume all powers and authority previously delegated to the committee. The Board is authorized to establish such rules and regulations as it may deem appropriate for the proper administration of this Plan and to make such determinations under, and issue such interpretations of, this Plan and any Option Agreement or Option granted hereunder as it may deem necessary or advisable. All questions of interpretation of this Plan or any Option Agreement or Option granted hereunder shall be determined by the Board and shall be final and binding upon all persons having an interest in this Plan or any Option Agreement or Option granted hereunder. No member of the Board shall vote on any matter concerning his or her own participation in this Plan. No member of the Board shall be liable for any action or interpretation made in good faith hereunder.

        18. General Provisions.

                a. This Plan constitutes the entire Raining Data Corporation 1999 Stock Option Plan, subject to termination or amendment as herein provided. In the event of any conflict between the terms or provisions of this Plan and any Option Agreement for any Option granted hereunder, the terms and provisions of this Plan shall control.

                b. This Plan shall be construed in accordance with and governed by the laws of the State of California without reference to the principles of conflicts of law.

                c. Whenever possible, each provision of this Plan shall be interpreted in such manner as to be effective and valid under applicable law. In the event that any provision of this Plan shall be held by the final judgment of a court of competent jurisdiction to be invalid or unlawful or unenforceable, then the remaining provisions of this Plan shall remain in full force and effect and shall be construed to give the fullest effect to the purpose of this Plan and the intended qualification of this Plan pursuant to Section 422 of the Code and pursuant to Section 25102(o) of the California Corporations Code and the respective regulations and rules thereunder (as amended or superseded).

                d. When the context requires, the plural shall include the singular and the singular the plural and any gender shall include any other gender. Section headings are for convenience only and are not part of this Plan.

        19. Copies of Plan. A complete copy of this Plan as then in effect shall be delivered to each Optionee at or before the time such person executes and delivers the relevant Option Agreement.

Dated: April 13, 1999 as amended November 7, 2000, August 28, 2001 and March 15, 2002.



             DATE OF ADOPTION OF THIS PLAN BY THE BOARD OF DIRECTORS
                         OF THE COMPANY: APRIL 13, 1999
                APPROVED BY THE STOCKHOLDERS: SEPTEMBER 29, 1999
                            AMENDED NOVEMBER 7, 2000
                         FURTHER AMENDED AUGUST 28, 2001
                         FURTHER AMENDED MARCH 15, 2002